                   VENDOR FORBEARANCE AND STANDSTILL AGREEMENT
                   -------------------------------------------

         This Vendor Forbearance and Standstill Agreement (this "Agreement") is entered into as of this 16th day of August 1999, by and among, Party City Corporation (the "Company") and each vendor that has executed a signature page hereto that has been accepted by the Company in accordance with the terms set forth in Section 12(c) below (each, a "Vendor," and collectively, the "Vendors").

                                    RECITALS
                                    --------

     A. Prior to the Effective Date (as defined in Section 1(a) below), the Company purchased merchandise (the "Merchandise") from the Vendors on credit.

     B. The Company has failed to remit timely payment to the Vendors for Merchandise shipped to the Company (the "Existing Defaults").

     C. The Company desires to obtain the agreement of each of the Vendors to forbear from taking collection actions or other enforcement remedies by reason of the Existing Defaults, and each of the Vendors is willing to agree to forbear, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Vendors, intending to be bound, agree as follows:

         1. Definitions.

               a. The following terms used in this Agreement shall have the following meanings:

         "Additional Amount" shall have the meaning given to it in Section 3(b) below.

         "Agreement" shall mean this Forbearance and Standstill Agreement, as it may be amended, supplemented or otherwise modified from time to time.

         "Bank Debt" shall mean all outstanding indebtedness owed by the Company to the Bank Group.

         "Bank Forbearance Agreement" shall have the meaning given to it in
Section 4(a) below.

         "Bank Group" shall mean the collective reference to PNC Bank National Association, Fleet Bank, The Chase Manhattan Bank, National City Bank of Pennsylvania and LaSalle Bank.

         "Capital Infusion" shall mean (a) any indebtedness on account of borrowed money incurred by the Company other than the Bank Debt and trade credit (including trade credit that is owed to the Seasonal Vendors), (b) any purchase of equity in the Company and/or (c) any other infusion of capital in the Company in an amount greater than $1,000,000, in each case obtained on or after August 1, 1999.

         "Company" shall have the meaning assigned to that term in the introduction to this Agreement.

         "Company Termination Event" shall have the meaning given to it in
Section 11 below.

         "Enforcement Action" shall mean any right or remedy available to any of the Vendors on the Effective Date under contract or applicable law (including, without limitation, (i) suing to recover on its Vendor Claim, (ii) seeking to recover on its Vendor Claim by way of setoff or recoupment and (iii) initiating, joining or supporting any proceeding against the Company (A) seeking to adjudicate it a bankrupt or insolvent, or (B) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (C) seeking the entry of an order for relief or the appointment of a receiver, trustee, or similar official for it or for any substantial part of its property) on account of or relating to its Vendor Claim solely by reason of the existence and continuation of the Existing Defaults.

         "Effective Date" shall have the meaning given to it in Section 6 below.

         "Event of Default" shall have the meaning given to in Section 10 below.

         "Existing Defaults" shall have the meaning given to it in Recital B above.

         "Existing Trade Debt" shall mean the outstanding indebtedness as of the Effective Date that the Vendors claim is owed to them by the Company for the delivery of Merchandise.

         "Interest Payment" shall have the meaning given to it in Section 3(a) below.

         "Interest Payment Date" shall have the meaning given to it in Section 3(a) below.

         "Merchandise" shall have the meaning given to it in Recital A above.

         "Principal Payment Date" shall have the meaning given to it in Section 3(a) below.

         "Seasonal Vendor Security Agreement" shall mean that certain Vendor Security Agreement, dated as of the date hereof, by and between the Company, each of the Seasonal Vendors and the Vendor Trustee (as identified therein), as the same may be amended, supplemented or otherwise modified from time to time.

         "Seasonal Vendor" shall mean any Vendor that is a party to the Seasonal Vendor Security Agreement.

         "Standstill Period" shall mean the period from the Effective Date to the Termination Date.

         "Termination Date" shall mean the earliest to occur of (a) January 15, 2000, (b) an Event of Default and (c) a Company Termination Event.

         "Trade Note" shall mean a promissory note, dated as of the Effective Date, by the Company in favor of a Vendor in an amount equal to thirty three percent (33%) of its Vendor Claim.

         "Vendors" shall have the meaning assigned to that term in the introduction to this Agreement.

         "Vendor Claim" shall mean, for each of the Vendors, the amount of Existing Trade Debt asserted by such Vendor as reflected on the signature page of such Vendor.

         "Vendor Group" means the informal group of Vendors listed on Exhibit B hereto.

              b. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1(a) may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

         2.  Vendors' Agreement to Forbear, etc.

              a. From and after the Effective Date, and subject to the terms and conditions contained herein, each of the Vendors shall forbear from taking any Enforcement Action until the Termination Date. Upon the Termination Date, each Vendor's agreement to forbear from taking any Enforcement Action shall automatically expire and be of no further force or effect.

              b. Nothing contained in this Agreement shall be construed to be a waiver of the Existing Defaults. The Existing Defaults shall continue in existence subject only to each Vendor's written agreement, as set forth in this Agreement, not to take Enforcement Actions prior to the Termination Date.

              c. Nothing in this Agreement shall prejudice or limit any of the rights and remedies of any of the Vendors to take any Enforcement Action from and after the Termination Date.

              d. Each of the Vendors expressly reserves all of its rights and remedies under applicable law, except as expressly limited herein. Except as expressly set forth herein, from and after the Termination Date, each of the Vendors shall be entitled to take any Enforcement Action and pursue all rights and remedies available to it under any agreements, arrangements or understandings, including, without limitation, the Vendor Notes, if applicable, by reason of the occurrence of any defaults, including the Existing Defaults.

              e. Except as expressly set forth herein, nothing contained herein shall affect any Seasonal Vendor's rights arising (i) under the Seasonal Vendor Security Agreement, or (ii) with respect to any extension of credit made after the Effective Date.

              f. Except as otherwise agreed between the Company and any Vendor, no Vendor shall have any obligation to sell the Company Merchandise after the Effective Date. To the extent that any Vendor agrees to sell the Company Merchandise after the Effective Date, such Vendor agrees that (i) it will apply any payment received from the Company prior to the Termination Date on account of such purchase only to such purchase and that it will not seek to setoff or recoup such payment against, or otherwise apply such payment to, its Vendor Claim and (ii) it will use commercially reasonable efforts to complete shipping of any Merchandise purchased by the Company within (5) business days after such Vendor's receipt of appropriate notice and (A) a payment equal to seventy percent (70%) of the purchase price for such Merchandise if it is purchased in connection with the Seasonal Vendor Security Agreement or (B) the payment previously agreed to by the Company and such Vendor for other Merchandise, provided that in either case such payment shall be in good funds.

         3.  Company's Agreements.

              a. Within five (5) business days after the Effective Date, the Company shall deliver to each Vendor a Trade Note. Subject to Section 3(d) below, each Trade Note shall bear interest at the rate of 10% per annum, from and after May 1, 1999 until the Principal Payment Date (as defined below), and, from and after an Event of Default hereunder, shall bear interest at the rate of 14% per annum until paid in full. The principal amount of each Trade Note shall be payable in cash on or before November 15, 1999 (the "Principal Payment Date") and interest on each Trade Note (the "Interest Payment") shall be payable in cash on the earlier to occur (the "Interest Payment Date") of (i) January 15, 2000 or (ii) the date on which any refinancing of the entire amount of the Bank Debt is consummated. Each Trade Note shall be substantially in the form of Exhibit A hereto.

              b. In addition to the amounts payable on account of each Trade Note as set forth in Section 3(a) above and subject to Section 3(d) below, on or before the Principal Payment Date, but only if there is no Event of Default under those certain Securities Purchase Agreements, dated as of the date hereof, by and among the Company and the purchasers named therein, the Company shall also pay to each Vendor in cash an amount (the "Additional Amount") based on the formula of: the amount of its Vendor Claim multiplied by .67 and further multiplied by a fraction, the numerator of which is equal to the number of stores of the Company that are sold or closed between June 1, 1999 and the Principal Payment Date and the denominator of which is 216. Any payment under this Section 3(b) shall be applied first to the principal balance of any Vendor Claim.

              c. All payments provided for in this Section 3 shall be made on a pro rata basis among the Vendors.

              d. Notwithstanding the foregoing and provided that an Event of Default has not occurred, the Company shall not be obligated to make any Interest Payment or pay any Additional Amount to any Vendor that has breached any of its obligations hereunder, provided that such breach remains uncured for a period of five (5) days after the Company provides such Vendor with written notice of such breach. Notwithstanding the foregoing sentence, a breach by any Vendor of its obligations hereunder shall not affect the Interest Payment or Additional Amount payable to any other Vendor hereunder.

         4. Conditions Precedent to Each Vendor's Obligations. The Effective Date shall not occur and this Agreement shall not become effective until satisfaction or express waiver of the following conditions:

              a. The Company and the Bank Group shall have entered into a forbearance and standstill agreement (the "Bank Forbearance Agreement") in form and substance acceptable to each of the Vendors (with such acceptance deemed to be given by delivery of its executed counterpart of this Agreement).

              b. The Company shall have obtained and closed (or shall close simultaneously with this Agreement) a Capital Infusion in an amount not less than $30,000,000 on terms and conditions satisfactory to the Vendor Group.

              c. After giving effect to the transactions contemplated by this Agreement, no Event of Default shall exist under this Agreement.

              d. The Company shall have accepted the signature page of each Vendor that is a member of the Vendor Group as set forth in Section 12(c).

         5. Conditions Precedent to the Company's Obligations. The
Effective Date shall not occur and this Agreement shall not become effective until satisfaction or express waiver of the following conditions:

              a. Each of the Vendors that is a member of the Vendor Group shall have executed and delivered an original counterpart of this Agreement to the Company.

              b. The Company and the Bank Group shall have entered into the Bank Forbearance Agreement in form and substance satisfactory to the Company.

         6. The Effective Date. This Agreement shall become effective on the date (the "Effective Date") on which all of the conditions set forth in Sections 4 and 5 have been satisfied or waived by the party(ies) for whose benefit they are intended; provided that, if the Effective Date does not occur on or prior to August 20, 1999 (as such date may be extended by the mutual agreement of the parties hereto), this Agreement shall be deemed null and void and neither the Company nor any of the Vendors shall be deemed to be obligated hereunder.

         7. Representations and Warranties of the Company. As a material inducement to the Vendors to enter into the transactions contemplated hereby, the Company represents and warrants to each of the Vendors as follows:

              a. This Agreement has been duly authorized, executed and delivered by the Company, is a legally valid and binding agreement and is enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

              b. The execution, delivery and performance by the Company of this Agreement do not and will not (i) violate any provisions of any law or any governmental rule or regulation applicable to the Company, the Company's governing documents or any order, judgment or decree of any court or other agency of government binding on the Company, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any material agreement or contract of the Company, or (iii) result in or require the creation or imposition of any lien upon any of the properties or assets of the Company except as expressly contemplated hereby.

         8. Representations and Warranties of the Vendors. As a material inducement to the Company to enter into the transactions contemplated hereby, each of the Vendors severally represents and warrants to the Company as follows:

              a. This Agreement has been duly authorized, executed and delivered by such Vendor, is a legally valid and binding agreement and is enforceable against such Vendor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

              b. The execution, delivery and performance by such Vendor of this Agreement do not and will not (i) violate any provisions of any law or any governmental rule or regulation applicable to such Vendor, such Vendor's governing documents or any order, judgment or decree of any court or other agency of government binding on such Vendor, or (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any material agreement or contract of such Vendor.

              c. The amount of its Vendor Claim as set forth on its signature page is true and correct according to its books and records.

         9. Covenants of the Company. The Company covenants and agrees as follows:

              a. The Company shall not make any unscheduled principal payment, redeem any equity or declare and distribute any cash dividend on account of or in connection with any Capital Infusion prior to the Termination Date.

              b. The Company shall simultaneously provide Latham & Watkins and Ernst & Young, the Vendor Group's advisors, with any and all written information that it provides to the Bank Group, including, without limitation, periodic reports on efforts to obtain a Capital Infusion.

              c. The Company shall provide Ernst & Young with access on a reasonable, confidential basis to information that the Company makes available to any prospective sources of a Capital Infusion.

              d. The Company shall pay the indebtedness evidenced by the Trade Notes and perform each and all of the conditions and covenants required to be performed by the Company thereunder.

              e. The Company shall provide notice to each Vendor of the occurrence of an Event of Default as to any Vendor or Vendors promptly after becoming aware thereof.

         10. Events of Default. Any Vendor has the right to terminate this agreement as it applies to such Vendor upon the occurrence of any of the following events (each an "Event of Default"); provided, however, that only a Vendor party to the Seasonal Vendor Security Agreement may rely on Section 10(e):

              a. The Company shall breach any of its obligations under Section 3 of this Agreement including, without limitation, failing to pay any amounts under the Trade Notes on the dates when such amounts are due;

              b. Any of the Company's representations and warranties in Section 7 of this Agreement shall prove to have been materially incorrect when made and shall remain incorrect for a period of five (5) days after written notice thereof shall have been given to the Company by any Vendor;

              c. The Company shall fail to perform or observe any covenant contained in Section 9(a) of this Agreement;

              d. The Company (i) shall fail to perform or observe any covenant contained in Section 9(d) or (e) of this Agreement and such failure shall continue for a period of five (5) days after written notice thereof shall have been given to the Company by any Vendor or (ii) shall fail to perform or observe any covenant contained in Section 9(b) or (c) of this Agreement and such failure shall continue for a period of fifteen (15) days after written notice thereof shall have been given to the Company by any Vendor;

              e. The Company shall fail to perform or observe any term, condition, covenant or agreement contained in the Seasonal Vendor Security Agreement and such failure shall continue after the applicable grace period, if any, specified therein;

              f. An Event of Default (as such term is defined in the Bank Forbearance Agreement) shall have occurred and be continuing under the Bank Forbearance Agreement;

              g. The Company shall fail to perform or observe any term, condition, covenant or agreement contained in any document governing, relating to or arising from the Capital Infusion and such failure shall continue after the applicable grace period, if any, specified therein, unless such failure is expressly waived by the party or parties providing such Capital Infusion (to the extent such waiver is permitted under such document);

              h. From and after the Effective Date, any proceeding shall be instituted by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur, or the Company shall take any corporate action to authorize any of the actions set forth in this Section 10(h).

         Upon the occurrence of an Event of Default under Section 10(a) or (h) above, the Trade Notes shall immediately become due and payable and the Vendor shall no longer be deemed to have any obligation under Section 2(a) of this Agreement. Upon the occurrence of an Event of Default under Section 10(b), (c),
(d), (e), (f) or (g), the Trade Note of any Vendor shall become immediately due and payable upon such Vendor's delivery of notice of such Event of Default to the Company pursuant to Section 12(i) hereof. Moreover, from and after an Event of Default as to any Vendor, the principal amount due under such Vendor's Trade Note shall accrue interest at the default interest rate set forth therein until the Notes are paid in full.

         11. Company Termination Event. The Company shall have the right to terminate this Agreement (a "Company Termination Event") if (i) prior to August 31, 1999 this Agreement has not been executed and delivered to the Company by Vendors holding in the aggregate at least $38,000,000 of Existing Trade Debt, and representing at least 90% of anticipated purchases to be made pursuant to or in connection with the Seasonal Vendor Security Agreement and (ii) the Company provides written notice to all Vendors who have executed this Agreement as of such date no later than August 31, 1999 that it is nullifying this Agreement pursuant to this Section 11. If the Company does not provide such notice on or prior to August 31, 1999, no Company Termination Event shall be deemed to have occurred and this Agreement shall continue to be the binding obligation of each of the parties hereto. From and after a Company Termination Date, this Agreement and the Trade Notes shall be deemed to be null and void, and none of the parties hereto shall be deemed to have any obligation hereunder or thereunder. In furtherance of the foregoing and not in limitation thereof, from and after the occurrence of a Company Termination Event, none of the Vendors shall be deemed to have any obligation under Section 2 hereof and the Company shall not be deemed to have any obligation under Section 3 hereof. Notwithstanding the foregoing, however, a Company Termination Event shall not be deemed to relieve the Company from any of its obligations under the Seasonal Vendor Security Agreement or any instruments entered into in connection therewith.

         12. Miscellaneous Provisions.

              a. The Company hereby authorizes and allows each of the Vendors to communicate freely, and share information with, any member of the Bank Group and their advisors.

              b. Whether or not the transactions contemplated by this Agreement shall be consummated, the Company agrees to pay on demand all costs and expenses (including all reasonable direct out-of-pocket expenses of each member of the Vendor Group and all reasonable fees and expenses of the Vendor Group's legal counsel and financial advisors) incurred by each member of the Vendor Group in connection with negotiating, documenting and implementing this Agreement prior to the Effective Date. The Company further agrees to pay on demand all reasonable fees and expenses of (i) Latham & Watkins, counsel to the Vendor Group, in an aggregate amount not to exceed $50,000 and (ii) Ernst & Young, financial advisor to the Vendor Group, in an aggregate amount not to exceed $150,000 plus reasonable out-of-pocket expenses, in either case from the Effective Date through the Termination Date. From and after the occurrence of an Event of Default, the Company agrees to reimburse on demand all costs and expenses (including all reasonable direct out-of-pocket expenses of each of the Vendors and the fees of Latham & Watkins and Ernst & Young, as advisors to the Vendor Group) incurred by any of the Vendors or the Vendor Group in enforcing its rights or in collecting any payment due from the Company under this Agreement or the Trade Notes.

              c. This Agreement shall not become binding as to any Vendor unless and until (i) such Vendor has completed, executed and delivered to the Company a signature page to this Agreement and (ii) the Company has manifested its acceptance of such signature page by executing in the space provided thereon and returning an original executed counterpart thereof to such Vendor. Simultaneously with returning an accepted signature page to any Vendor, the Company shall forward a copy of such signature page to Ernst & Young and Latham & Watkins at the addresses set forth below. Upon request from any Vendor, the Company shall provide such Vendor with a list of all Vendors who are party hereto; provided, however, that the Company will keep confidential the amount of each individual Vendor Claim.

              d. By accepting the signature page of any Vendor as set forth in
    Section 12(c) above, the Company agrees to and acknowledges the amount of such Vendor's Vendor Claim as set forth on its signature page, except to the extent the Company expressly disputes the amount of such Vendor Claim in a writing sent to such Vendor within sixty (60) days after the Effective Date and expressly specifies in such writing the amount the Company believes is owed to such Vendor on account of its Existing Trade Debt.

              e. The Company hereby acknowledges that it has been represented by counsel of its choice in negotiating, executing and delivering this Agreement and the Trade Notes. The Vendors acknowledge that Latham & Watkins has acted as counsel and Ernst & Young has acted as financial advisor to the Vendor Group but neither Latham & Watkins nor Ernst & Young has represented any individual Vendor in connection with the negotiation, execution and delivery of this Agreement and the Trade Notes. Each Vendor acknowledges that it has had the opportunity to obtain independent legal advice from counsel of its choice.

              f. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

              g. This Agreement shall be binding upon and inure to the benefit of the Company, each of Vendors and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement as to any Vendor, or the Trade Note of such Vendor without the prior written consent of such Vendor.

              h. The Company and each of the Vendors shall take further actions as are reasonably required and within its powers in order to carry out its obligations under this Agreement and the Trade Notes.

              i. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company, and as set forth on the signature page for each Vendor, or to such other address as may be hereafter notified by the respective parties hereto:

                             Party City Corporation
                             400 Commons Way
                             Rockaway, New Jersey 07818
                             Attn:  Tom Larson
                             Facsimile: (973) 983-1333

                             with a copy to:

                             Willkie Farr & Gallagher
                             787 Seventh Avenue
                             New York, New York 10019
                             Facsimile: (212) 728-8111
                             Attn: Alan J. Lipkin


         Copies of all notices delivered pursuant to this Section 12(i) should be sent to:

                             Latham & Watkins
                             Sears Tower, Suite 5800
                             233 South Wacker Drive
                             Chicago, Illinois  60606
                             Attn:  Douglas Bacon
                             Facsimile:  (312) 993-9767

                             Ernst & Young, LLP
                             787 Seventh Avenue, 7th Floor
                             New York, New York 10019
                             Attn: Michael Eisenband
                             Facsimile: (212) 773-5440

                             Zahn Associates, Inc.
                             2050 Center Avenue
                             Fort Lee, New Jersey 07024
                             Attn:  Arnold Zahn
                             Facsimile: (201) 944-3553


              j. The Company hereby waives any defenses or counterclaims it has to any of the Trade Notes or its obligations evidenced thereby except for the defense of a Vendor's breach of this Agreement. The Company agrees that it will not exercise any right of offset it may have against any amounts payable under any of the Trade Notes on account of any amounts owed to it by any Vendor whether prior to or after the Effective Date except to the extent that the amounts owed to the Company by such Vendor exceed any and all amounts (other than the amounts payable under such Vendor's Trade Note) payable to such Vendor by the Company.

              k. Time is of the essence of this Agreement and all of the terms, provisions, covenants and conditions hereof.

              l. The Company shall not offer any trade creditor not a party to this Agreement with treatment on account of any obligation owed to such trade creditor as of the Effective Date that is more favorable than that provided to the Vendors herein without offering such treatment to each of the Vendors; provided, however, that notwithstanding the foregoing, the Company may in its discretion settle any obligation owed to a trade creditor not a party to this Agreement that is outstanding as of the Effective Date so long as the aggregate settlement payment to any single trade creditor prior to the Principal Payment Date is equal to or less than $100,000.

              m. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          [Signature pages to follow.]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  _________, 1999                      AMSCAN, INC.
                                            [Name of Vendor]


                                            By:    /s/James M. Harrison
                                                   --------------------
                                            Name:  James M. Harrison
                                            Title: President

                                            Vendor Claim Amount: $15,800,000

                                            Notice Address:
                                              80 Grasslands Ave.
                                              Elmsford, NY 10523

                                            Attn: Jim Harrison
                                            Facsimile: (914) 345-2056


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 16, 1999                      BUNZL DISTRIBUTION USA, INC.
                                            [Name of Vendor]


                                            By:    /s/Daniel Lett
                                                   --------------
                                            Name:  Daniel Lett
                                            Title: Secretary and General Counsel

                                            Vendor Claim Amount: $1,379,848.36

                                            Notice Address:
                                              701 Emerson Road, Suite 500
                                              St. Louis, MO 63191

                                            Attn: Daniel J. Lett, Esq.
                                            Facsimile: (314) 817-1548


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 12, 1999                      CREATIVE EXPRESSIONS
                                            [Name of Vendor]


                                            By:    /s/Jon M. McLain
                                                   ----------------
                                            Name:  Jon M. McLain
                                            Title: VP and GM

                                            Vendor Claim Amount: $5,153,229.77

                                            Notice Address:
                                              7240 Shadeland Station *300
                                              Indianapolis, IN 46256

                                            Attn: Jon M. McLain
                                            Facsimile: (317) 841-2608


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 16, 1999                      EASTER UNLIMITED, INC. AND FUN WORLD
                                            DIV. OF EASTER UNLIMITED, INC.
                                            [Name of Vendor]


                                            By:    /s/Stanley Geller
                                                   -----------------
                                            Name:  Stanley Geller
                                            Title: President

                                            Vendor Claim Amount: $259,741.27

                                            Notice Address:
                                              Fun World
                                              80 Voice Road
                                              Carle Place, NY 11514
                                            Attn: Stanley Geller
                                            Facsimile: (516) 873-9005


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 14, 1999                      GIBSON GREETINGS, INC.
                                            [Name of Vendor]


                                            By:    /s/Harold L. Caldwell
                                                   ---------------------
                                            Name:  Harold L. Caldwell
                                            Title: Secretary

                                            Vendor Claim Amount: $2,585,473.29

                                            Notice Address:
                                              Gibson Greetings, Inc.
                                              2100 Section Road
                                              Cincinnati, OH 45234
                                            Attn: Chief Financial Officer
                                            Facsimile: (513) 841-6647


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 12, 1999                      MARYLAND PLASTICS, INC.
                                            [Name of Vendor]


                                            By:    /s/John A. Sofer, Jr.
                                                   ---------------------
                                            Name:  John A. Sofer, Jr.
                                            Title: Controller

                                            Vendor Claim Amount: $409,192.00

                                            Notice Address:
                                              251 East Central Ave.
                                              Federalsburg, MD 21630

                                            Attn: John Sofer
                                            Facsimile: (410) 754-8036


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 16, 1999                      PLASTICS, INC.
                                            [Name of Vendor]


                                            By:    /s/Frank Biller
                                                   ---------------
                                            Name:  Frank Biller
                                            Title: President - GM

                                            Vendor Claim Amount: $320,092

                                            Notice Address:
                                              900 Apollo Road
                                              Eagan, MN 55121

                                            Attn: Controller
                                            Facsimile: (651) 229-5470


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 16, 1999                      RUBIE'S COSTUME CO., INC.
                                            [Name of Vendor]


                                            By:    /s/Marc P. Beige
                                                   ----------------
                                            Name:  Marc P. Beige
                                            Title: President

                                            Vendor Claim Amount: $195,361.09

                                            Notice Address:
                                              One Rubie Plaza
                                              Richmond Hill, NY 11418

                                            Attn: Marc P. Beige
                                            Facsimile: (718) 441-1415


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 16, 1999                      THE BEISTLE COMPANY
                                            [Name of Vendor]


                                            By:    /s/Patricia D. Lacy
                                                   -------------------
                                            Name:  Patricia D. Lacy
                                            Title: Vice President

                                            Vendor Claim Amount: $700,978.93

                                            Notice Address:
                                              Patricia D. Lacy, VP
                                              1 Beistle Plaza, PO Box 10
                                              Shippensburg, PA 17257
                                            Attn: ________________
                                            Facsimile: (717) 552-7753


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 12, 1999                      TURN UP THE MUSIC, INC.
                                            [Name of Vendor]


                                            By:    /s/Sheldon J. Isaacs
                                                   --------------------
                                            Name:  Sheldon J. Isaacs
                                            Title: Exec. VP-CEO

                                            Vendor Claim Amount: $317,182.49

                                            Notice Address:
                                              708 Colfax Ave.
                                              Kenilworth, NJ 07033

                                            Attn: Sheldon J. Isaacs
                                            Facsimile: (408) 620-0934


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 13, 1999                      U.S. BALLOON MFG. CO., INC.
                                            [Name of Vendor]


                                            By:    /s/Michael Isaacs
                                                   -----------------
                                            Name:  Michael Isaacs
                                            Title: President

                                            Vendor Claim Amount: $673,301.38

                                            Notice Address:
                                              U.S. Balloon Mfg. Co., Inc.
                                              140 58 St.
                                              Brooklyn, NY
                                            Attn: Michael Isaacs
                                            Facsimile: (718) 442-9566


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

Date:  August 12, 1999                      UNIQUE INDUSTRIES, INC.
                                            [Name of Vendor]


                                            By:    /s/Everett Novak
                                                   ------------------
                                            Name:  Everett Novak
                                            Title: Chairman/CEO

                                            Vendor Claim Amount: $2,863,291.94

                                            Notice Address:
                                              Unique Industries, Inc.
                                              2400 S. Weccacoe Avenue
                                              Philadelphia, PA 19148
                                            Attn: Everett Novak
                                            Facsimile: (215) 336-2006


Agreed to and Accepted,
Date:  August 16, 1999

PARTY CITY CORPORATION


By:    /s/Thomas E. Larson
       -------------------
Name:  Thomas E. Larson
Title: Chief Financial Officer

                          EXHIBIT A - FORM OF TRADE NOTE



U.S. $_______________                                 Dated:  August __, 1999

         FOR VALUE RECEIVED, the undersigned, PARTY CITY CORPORATION, a Delaware corporation (the "Company"), HEREBY PROMISES TO PAY to the order of ____________________ (the "Vendor") on November 15, 1999 (the "Payment Date")
the principal sum of U.S. $_______________ pursuant to that certain Vendor Forbearance and Standstill Agreement, dated as of August ___, 1999 (as amended or modified from time to time, the "Vendor Agreement"; the terms defined therein being used herein as therein defined), by and among the Company and each of those certain vendors (including the Vendor) that has executed a signature page thereto that has been accepted by the Company in accordance with the terms set forth therein.

         The Company promises to pay interest at the rate of ten percent (10%) per annum on the unpaid principal amount of this Trade Note from May 1, 1999 until the Payment Date. Such interest shall be due and payable in cash on the earlier to occur (the "Interest Payment Date") of (i) January 15, 1999 or (ii) the date on which a refinancing of the entire amount of the Bank Debt is consummated. From and after an Event of Default, the Company agrees to pay default interest at the rate of fourteen percent (14%) on any and all unpaid principal until paid in full in cash.

         Both principal and interest are payable in lawful money of the United States of America to Vendor in same day funds.

         This Trade Note is one of the Trade notes referred to in, and is entitled to the benefits of, the Vendor Agreement. The Vendor Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

                                                     PARTY CITY CORPORATION


                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                                    EXHIBIT B
                                    ---------

                           Members of the Vendor Group

Amscan                                          Bunzl Distribution, Inc.

Creative Expressions                            Fun World

Gibson Greetings, Inc.                          Maryland Plastics, Inc.

Plastics, Inc.                                  Rubie's

The Beistle Company                             Turn Up the Music, Inc.

U.S. Balloon Company                            Unique Industries, Inc.